Subsequent events	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Subsequent events
Subsequent events

Note 19. Subsequent events

Easterly Acquisition Corp.

On November 5, 2018, the Company completed its previously announced Merger with Easterly and other transactions related to or in connection with the Merger. (See Note 3).

Stock-based compensation plans

IPO Incentive Awards

In connection with the Company’s 2018 Omnibus Incentive Plan, the Company granted incentive compensation awards (“IPO Incentive Awards”) to certain members of senior management. In order to participate in the IPO Incentive Awards, employees are required to purchase shares of the Company’s common stock. The purchase can be made either upfront, or over the three-year vesting period of the award.

Vesting is based on the Company’s return on equity (“ROE”), as measured by per share growth in book value plus dividends, over a three-year period:

Vesting Period	Vesting Percentage
2019 ROE	25%
2020 ROE	25%
2021 ROE	25%
2019-2021 Average ROE	25%
Total Vesting	100%

Payouts begin at 0% of awarded shares for a 4.5% ROE, 100% at a 9.0% ROE and 150% at a 13.5% ROE with linear interpolation in between. The employee must remain employed through the end of the applicable performance period to vest in the shares earned in that performance period.

The total pool of shares granted, at target level of performance, is $13.3 million which is based on the acceptance of the employees on or before November 1, 2018, in addition to the final per share value of a common share of Sirius Group exchanged for Easterly common stock at the closing of the Merger.

The Company has not recognized any expense for the IPO Incentive Awards during the three and nine months ended September 30, 2018, as they are to be recognized over the requisite service period, which will commence in the fourth quarter of 2018.

ESPP

In connection with the Merger, Sirius Group implemented the Employee Share Purchase Plan (“ESPP”), which provided all employees of Sirius Group with a one-time opportunity to purchase between 100 and 1,000 Company common shares at a price equal to 85% of market value for the first 100 shares and 100% of market value for the next 900 shares. For this purpose, market value of the Company common shares was equal to 1.05 times the Sirius Group September 30 Adjusted DBVPS.  Employees have the option of paying for the shares upfront or, in the case of employees who are not executive officers, through a loan that is repaid over a two-year period through payroll deductions. Through the ESPP, 405 employees purchased 149,236 Company common shares prior to the consummation of the Merger.

The purchase of Company common shares under the ESPP was contingent upon the Merger between Sirius Group and Easterly being completed. Therefore, the Company did not recognize any expense in connection with the ESPP during the three and nine months ended September 30, 2018.

Note 25. Subsequent events

On June 25, 2018, the Company announced it has executed a Merger Agreement for a proposed merger that would result in the Company becoming a publicly listed company. Under the terms of the Merger Agreement, Easterly Acquisition Corp. (“Easterly”) would merge with a subsidiary of the Company and become a wholly owned subsidiary (the “Merger”). Upon the closing of the Merger, Easterly’s common stock would be exchanged for the Company’s common shares at a price of 1.05x Sirius Group’s pro forma diluted GAAP book value per share as of June 30, 2018. Following the Merger, the Company’s common shares would be traded on the Nasdaq.

Easterly held a special meeting of its stockholders on June 28, 2018 and approved an extension of time to complete the Merger through November 30, 2018. Sirius Group agreed to lend to Easterly $0.03 per month through the extension period for each public share that was not redeemed at Easterly’s special meeting. Easterly will deposit such loan proceeds into its trust account upon receipt. The loan will be forgiven if the Merger does not close by November 30, 2018.

The proposed all-stock transaction is expected to yield a combined entity with a pro forma market capitalization of approximately $2.2 billion at closing, with current Easterly stockholders owning approximately 7% of the combined company immediately following the Merger. Pursuant to the Merger Agreement, Sirius Group intends to execute a private placement of common shares. Private placement investors are expected to own approximately 9% of the combined company.

The Merger has been approved by the boards of directors of each of Sirius Group and Easterly, and is expected to close in the second half of 2018. Completion of the Merger is subject to the satisfaction of certain conditions including, but not limited to, approval of the transaction by Easterly’s stockholders, but is not subject to any insurance regulatory approvals or a minimum cash condition. In connection with the Merger, the Compensation Committee has approved grants of performance share unit awards to certain members of management, including the Named Executive Officers.

Also on June 25, 2018, Sirius Group announced it would allow its share purchase agreement to acquire a controlling interest in The Phoenix Holdings Ltd. to terminate, which was completed on July 2, 2018. As a result of the termination, Sirius Group recognized an income statement charge for the $4.5 million call option (See Note 3) during the second quarter of 2018.

On July 14, 2018, the Company, IMG Acquisition Holdings, LLC (“IMGAH”), and Sirius Acquisitions Holding Company II entered into a Redemption Agreement pursuant to which, effective as of and subject to the closing of the Merger, the Company has agreed to redeem all of the outstanding Series A redeemable preference shares, which are held by IMGAH, for $95 million in cash. Effective as of the completion of such redemption, the parties have agreed to terminate the registration rights agreement and the shareholder’s agreement between the Company and IMGAH. In addition, the parties agreed that the IMG Earnout liability will be paid in cash, not in Series A redeemable preference shares.